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                                                                   Exhibit 23.03
                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in Broadbase Software Inc.'s Amendment No. 2 to Registration Statement on Form S-1 of our report dated January 12, 2000 relating to the financial statements of Rubric, Inc., which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP


San Jose, California

February 8, 2000